Supplement Dated August 29, 2018 to the

Annual Product Information Notice Dated May 1, 2018

Supplement Dated August 29, 2018 to your Annual Product Information Notice

Section 4, Notice of Proposed Reorganizations, is deleted in its entirety from your prospectus and replaced with the following:

May 31, 2018 Reorganization

On May 31, 2018, pursuant to the Stock and Asset Purchase Agreement entered into on December 3, 2017, by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc., Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP, and Hopmeadow Holdings GP, each of which is funded by a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group, HHI sold all of the issued and outstanding equity of Hartford Life, Inc., the parent of Talcott Resolution Life Insurance Company (“Talcott Resolution”) (formerly “Hartford Life Insurance Company”) to Buyer (“Talcott Resolution Sale Transaction”).

Additional information regarding the Talcott Resolution Sale Transaction can be found on the Talcott Resolution website at www.talcottresolution.com/financialinformation.html and in its Current Report on Form 8-K (click on “SEC Filings - Other”) filed by Talcott Resolution Life Insurance Company on June 6, 2018, with the Securities and Exchange Commission.

LIASC will continue to administer your insurance contract and Talcott Resolution will continue to provide all contractual benefits of your insurance contract. The terms, features and benefits of your insurance contract will NOT change as a result of the sale.

Due to the reorganization described above, any references to “Hartford Life Insurance Company” in your prospectus should be deemed to be replaced with “Talcott Resolution Life Insurance Company” and any references to “Hartford Life and Annuity Insurance Company” should be deemed to be replaced with “Talcott Resolution Life and Annuity Insurance Company.”  References to “Hartford Securities Distribution Company” and “HSD” should be deemed to be replaced with “Talcott Resolution Distribution Company” and “TDC,” respectively.  The names of Hartford Investment Divisions listed in Section 1 (Fund Data) of the Annual Product Information Notice are NOT changing.

Section 6, Premiums, is deleted in its entirety and replaced with the following:

6.                   Premiums

You may send premium payments to us by means of the following methods:

By Mail

Make your check payable to:   Talcott Resolution

Note your Policy/Certificate number on the check and cover letter.

Mail your check to:

Attn:  Document Controls Services

Talcott Resolution-(Private Placement Life Insurance)

1 Griffin Road North

Windsor, CT 06095-1512

By Wire

You may also arrange to pay your premium by wire by calling Lombard International Administration Services Company, LLC* at 1-800-854-3384.

*Lombard International Administration Services Company, LLC (“LIASC”) is the Third Party Administrator (“TPA”) for certain insurance policies issued by Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (“Talcott Resolution”) pursuant to an Administrative Services Agreement.  Talcott Resolution and Lombard International Distribution Company are not affiliated.

The section titled, “Additional Information and Contacting The Hartford” is deleted in its entirety and replaced with the following:

Additional Information and Contacting Talcott Resolution

In addition to this Notice, you will continue to receive Talcott Resolution Company and separate account financial statements and the updated underlying fund prospectuses. You will also receive each underlying fund’s annual and semi-annual reports as well as policyholder reports. If you have consented to electronic delivery of the prospectus information, you may find it on the Advantage.LombardInternational.com website; otherwise, for policy information, please contact our customer service representatives at Lombard International Administration Services Company, LLC via telephone at 484-530-4800 or via mail at Lombard International Administration Services Company, LLC, 1650 Market St., 54th Floor, Philadelphia, PA 19103.

This supplement should be retained with the Annual Product Information Notice for future reference.